                                                                   EXHIBIT 10.10



                            STOCKHOLDERS' AGREEMENT

                          dated as of October __, 1996

                                     among

                           HOMEGATE HOSPITALITY, INC.

                                      and

             The Stockholders Listed on the Signature Pages Hereto

                            STOCKHOLDERS' AGREEMENT

     THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is made and entered into as of October __, 1996, by and among Homegate Hospitality, Inc., a Delaware corporation ("Homegate"), and each of the Stockholders (as hereinafter defined) listed on the signature pages hereto.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.1  Defined Terms.  In addition to the terms defined elsewhere herein, the
          -------------
following terms have the meanings set forth below when used in this Agreement with initial capital letters:

          Affiliate.  With respect to any Person, any other Person controlling,
          ---------
     controlled by or under common control with, the first Person. For purposes of this definition and this Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

          Business Day.  Any day, excluding Saturday, Sunday and any day which
          ------------
     is a legal holiday or a day on which banking institutions in New York City or Dallas, Texas are authorized by law or other governmental actions to close.

          Covered Shares.  Shares held by Stockholders that are subject to the
          ---------------
     provisions of Article II as provided in section 4.5. If any Stockholder holds Shares that are not Covered Shares ("Uncovered Shares"), Article II will apply on a "last-in-first-out" basis, with the result that such Stockholder may freely Transfer (as hereafter defined) a number of Shares equal to up to the total number of Uncovered Shares held by such Stockholder before the provisions of Article II apply to any Transfer of Covered Shares.

          Crow Principals.  Harlan R. Crow, Leslie V. Bentley, James D.
          ---------------
     Carreker, Anthony W. Dona, J. Ronald Terwilliger, Jack van Hartesvelt, and Leonard W. Wood.

          Crow Stockholder.  The stockholders, other than the JMI/Greystar
          ----------------
     Stockholders, listed on the signature page of this Agreement and the Transferees of such stockholders (except a JMI/Greystar Stockholder) authorized under this Agreement, excluding, however, a Transferee in an Exempt Transfer or a Third-Party Sale.

          Exempt Transfer.  Any (i) open-market sales of Shares by a Stockholder
          ---------------
     pursuant to Rule 144 under the Securities Act or a shelf registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act, (ii) Transfer of Shares by a Crow Stockholder to the direct or indirect owners of equity interests in such Crow Stockholder, whether in connection with the dissolution of such Crow Stockholder or otherwise, and
     (iii) Transfer of Shares by JMI/Greystar to the direct or indirect owners of equity interests in JMI/Greystar, whether in connection with the dissolution of JMI/Greystar or otherwise.

          Homegate Board.  The board of directors of Homegate.
          --------------

          Immediate Family.  The spouse of an individual and the parents,
          ----------------
     children and grandchildren of the individual or his or her spouse. An adopted child will be treated as the child of his or her adoptive parent or parents if (but only if) he or she was adopted before he or she reached 21 years of age.

          IPO.  The initial public offering of Shares effected pursuant to that
          ---
     certain Registration Statement on Form S-1 (No. 333-11113) filed by Homegate with the Securities and Exchange Commission.

          JMI/Greystar.  JMI/Greystar Extended Stay Partners, L.P., a Delaware
          ------------
     limited partnership.

          JMI/Greystar's Allocable Percentage.  A fraction, expressed as a
          -----------------------------------
     percentage, (i) the numerator of which is the sum of the number of Shares owned by the JMI/Greystar Stockholders and (ii) the denominator of which is the total number of outstanding Shares collectively owned by the JMI/Greystar Stockholders and the Crow Stockholders.

          JMI/Greystar Principals.  John Moores, Charles E. Noell, and Robert A.
          -----------------------
     Faith.

          JMI/Greystar Stockholders.  JMI/Greystar and the Transferees of such
          -------------------------
     stockholder (except a Crow Stockholder) authorized under this Agreement, excluding, however, a Transferee in an Exempt Transfer or a Third-Party Sale.

          Market Price.  The closing sale price of the Shares on the date in
          ------------
     question on the principal securities exchange (treating the Nasdaq National Market as an exchange for such purpose) on which the Shares are traded.

          Nomination Percentage.  A fraction, expressed as a percentage, (i) the
          ---------------------
     numerator of which is the sum of (a) the number of Shares owned by the JMI/Greystar Stockholders, and (b) the number of Shares owned by the Crow

     Stockholders and (ii) the denominator of which is the total number of Shares outstanding.

          Permitted Transferee. (a) With respect to a Stockholder who is an
          --------------------
     individual, a member of the Immediate Family of the Stockholder or a trust whose sole beneficiaries are members of the Immediate Family of the Stockholder, (b) with respect to a Stockholder that is a corporation, partnership or other entity (other than a trust), an equity owner of the corporation, partnership or other legal entity, (c) with respect to a Stockholder that is a trust, any member of the Immediate Family of the grantor of the trust, and (d) with respect to Trammell Crow, Margaret Crow and their direct descendants, a charitable trust or foundation that meets the requirements of Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

          Person.  Any individual or a legal entity.
          ------

          Securities Act.  The Securities Act of 1933, as amended.
          --------------

          Shares.  The common stock, $.01 par value per share, of Homegate.
          -------

          Stockholder Group. The Crow Stockholders, as a group, or the
          -----------------
     JMI/Greystar Stockholders, as a group.

          Stockholders.  The Crow Stockholders and the JMI/Greystar
          ------------
     Stockholders.

     Third Party Sale.  As defined in section 2.1(b)(i).
     ----------------

     Transfer.  As defined in section 2.1(a)(i).
     --------

                                   ARTICLE II

                              TRANSFERS OF SHARES
                              -------------------

     2.1  Transfers of Shares.
          -------------------

     (a)  Restriction on Transfers.
          ------------------------

          (i)  General Rule.  No Stockholder may effect any direct or indirect
               ------------
sale, transfer, pledge or other disposition, whether directly or in connection with or as a result of any merger, consolidation or other transaction that results in any Person not included within the categories of authorized Transferees specified in Section 2.1(a)(ii) obtaining beneficial ownership of Covered Shares (any such direct or indirect sale, transfer, pledge or other disposition being a "Transfer"), except in connection with an Exempt Transfer or otherwise in accordance with this Agreement. As to any Stockholder that is a legal entity and does not have assets, other than Shares, valued, on a cost basis, in excess of $1,000,000, any direct or indirect sale, transfer, pledge or other disposition of any equity interest in such Stockholder which, in one or a series of transactions, involves in the aggregate more than a 50% equity interest in such Stockholder will be a "Transfer" for purposes of this Agreement unless such direct or indirect sale, transfer, pledge or other disposition is solely to other existing equity holders of such entity. Notwithstanding the foregoing, any transfer that might otherwise be deemed to result from the merger or consolidation of Homegate with or into another entity or any recapitalization of the Shares shall not be deemed to constitute a "Transfer" for purpose of this Agreement.

          (ii) Permitted Transfers.  Any Stockholder may Transfer any Shares (A)
               -------------------
to any wholly-owned Affiliate of the Stockholder, (B) to any Person who is a Permitted Transferee, (C) to Trammell or Margaret Crow or any lineal descendant of Trammell and Margaret Crow or any trust of which not less than 75% of the beneficial interests are held by Trammell or Margaret Crow or such lineal descendants or any partnership, corporation or other entity of which not less than 75% of the outstanding equity interests are owned directly or indirectly by Trammell or Margaret Crow or such descendants (collectively, the "Crow Interests"), (D) to Homegate, to any then-existing Crow Stockholder or JMI/Greystar Stockholder or to any individual employed substantially full time in Homegate's business as a senior executive officer, (E) as a pledge to secure indebtedness, provided that the pledgee agrees that, upon any foreclosure of the pledge, the pledgee shall immediately comply with the provisions of Section 2.1(d) below with respect to the pledged Shares and (F) to the owners of equity interests in a Stockholder upon a partial or complete liquidation or dissolution of such Stockholder. Each Transfer permitted by this Section 2.1(a)(ii) will also require the execution and delivery of an instrument in form and substance satisfactory to the Homegate Board pursuant to which the Transferee agrees to be bound by this Agreement.

     (b) Procedures for Effecting Third-Party Sales.
         ------------------------------------------

          (i)  Right of First Offer.  Prior to consummating any Transfer of
               --------------------
Covered Shares to any Person, other than in connection with an Exempt Transfer or as permitted pursuant to Section 2.1(a)(ii) (a "Third-Party Sale"), the Stockholder proposing to effect the Third Party Sale (the "Offering Stockholder") will deliver to each of the other Stockholders and to Homegate a written Notice (an "Offer Notice") specifying (A) the aggregate amount of cash consideration (the "Offer Price") for which the Offering Stockholder proposes in good faith to sell the Shares to be offered in such Third-Party Sale (the "Offered Shares"), (B) the identity of the purchaser in such Third-Party Sale, and (C) all other material terms of the proposed Third-Party Sale. The procedures set forth in this Section 2.1(b) shall be subject to the special provisions set forth below in Sections 2.1(c) and (d) with respect to proposed Third Party Sales in connection with an underwritten public offering and pledge foreclosures.

          (ii) Rights To Purchase Offered Shares.  For purposes of this
               ---------------------------------
agreement, (A) the JMI/Greystar Stockholders (collectively and as they may allocate among themselves as set forth below) will be the "Non-Offering Stockholder" with respect to a proposed Third-Party Sale by any Crow Stockholder, and (B) the Crow Stockholders (collectively and as they may allocate among themselves as set forth below) will be the "Non-Offering Stockholder" with respect to a proposed Third Party Sale by any JMI/Greystar Stockholder. If a Non-Offering Stockholder delivers to the Offering Stockholder a written Notice (an "Acceptance Notice") within 10 Business Days following delivery of the Offer Notice (such 10 Business Day period being referred to herein as the "ROFO Acceptance Period") stating that such Non-Offering Stockholder is willing to purchase all of the Offered Shares for the Offer Price and on the other terms set forth in the Offer Notice, the Offering Stockholder will sell all (but not less than all) of the Offered Shares to such Non-Offering Stockholder, and such Non-Offering Stockholder will purchase such Offered Shares from the Offering Stockholder, on the proposed terms and subject to the conditions set forth below. In such case,

          (A) the JMI/Greystar Stockholders, with the Offered Shares allocated (unless otherwise agreed by the JMI/Greystar Stockholders requesting to purchase Offered Shares) based on the number of Shares owned by each of the JMI/Greystar Stockholders who request to purchase Offered Shares, will be the "Purchasing Stockholder" with respect to a proposed Third-Party Sale by any Crow Stockholder, and

          (B) the Crow Stockholders, with the Offered Shares allocated (unless otherwise agreed by the Crow Stockholders requesting to purchase Offered Shares) based on the number of Shares owned by each of the Crow Stockholders who request to purchase Offered Shares, will be the "Purchasing Stockholder" with respect to a proposed Third-Party Sale by any JMI/Greystar Stockholder, provided, however, that in no event will any Stockholder be required to purchase
-----------------
in excess of the number of Offered Shares requested to be purchased by such Stockholder.

          (iii)  The ROFO Closing.  The consummation of any purchase of the
                 ----------------
Offered Shares by the Purchasing Stockholder pursuant to this Section 2.1(b) (the "ROFO Closing") will occur no more than 10 Business Days following the delivery of the Acceptance Notice (such 10 Business Day period being referred to herein as the "ROFO Closing Period") at such time and place as may be agreed upon by the Offering Stockholder and the Purchasing Stockholder or, if such parties fail to agree to such time and place, at the principal executive offices of Homegate at 10:00 a.m. (Central Time) on the tenth Business Day following the delivery of the Acceptance Notice. At the ROFO Closing, (A) the Purchasing Stockholder will deliver to the Offering Stockholder by certified or official bank check or wire transfer to an account designated by the Offering Stockholder an amount in immediately available funds equal to the Offer Price, (B) the Offering Stockholder will deliver one or more certificates evidencing the Offered Shares, together with such other duly executed instruments or documents (executed by the Offering Stockholder) as may be reasonably requested by the Purchasing Stockholder to acquire the Offered Shares free and clear of any and all claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments and other restrictions of any kind whatsoever (collectively, "Encumbrances"), except for Encumbrances created by this Agreement, federal or state securities laws or the Purchasing Stockholder or as specified in the Offer Notice, and (C) the Offering Stockholder will be deemed to represent and warrant to the Purchasing Stockholder that, upon the ROFO Closing, the Offering Stockholder will convey and the Purchasing Stockholder will acquire the entire record and beneficial ownership of, and good and valid title to, the Offered Shares, free and clear of any and all Encumbrances, except for Encumbrances created by this Agreement, federal and state securities laws or the Purchasing Stockholder or as described in the Offer Notice.

          (iv) Right To Consummate Third-Party Sale.  If no Acceptance Notice
               ------------------------------------
relating to the proposed Third-Party Sale is delivered to the Offering Stockholder prior to the expiration of the ROFO Acceptance Period, or an Acceptance Notice is so delivered to the Offering Stockholder but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless the Purchasing Stockholder was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by the Purchasing Stockholder at the ROFO Closing), the Offering Stockholder may (without affecting its rights, if any, arising out of such failure) consummate the Third Party Sale, but only (A) during the 60 calendar day period immediately following the expiration of the ROFO Acceptance Period (in the event that no Acceptance Notice was timely delivered to the Offering Stockholder) or the 60 calendar day period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offering Stockholder but the ROFO Closing failed timely to occur), (B) at a price at least equal to 95% of the Offer Price, and (C) upon other terms not materially less favorable to the Offering Stockholder than those set forth in the Offer Notice.

     (c)  Special Procedures Applicable to Proposed Underwritten Offerings.  The
          ----------------------------------------------------------------
procedures set forth above in Section 2.1(b) will be applicable to proposed Third Party Sales in connection with an underwritten public offering (a "Public Offering") except that (i) the Offer Price shall be a good faith estimate by the Offering Stockholder of the price to the public at which the Offering Stockholder would be willing to sell in the proposed Public Offering (the "Public Offering Estimate") and (ii) if, as described in Section 2.1(b)(iv), an Acceptance Notice is not delivered or a sale to the Non-Offering Stockholder does not occur, the Offering Stockholder may consummate the Third-Party Sale in the proposed Public Offering without regard to the price at which such Third-Party Sale is completed, but only if the Public Offering is consummated during the 150 calendar day period immediately following the expiration of the ROFO Acceptance Period.

     (d)  Special Procedures Applicable to Pledge Foreclosures.  Within 10
          -----------------------------------------------------
Business Days following the foreclosure of a pledge of Shares permitted under
Section 2.1(a)(ii)(E), the pledgee shall send an Offer Notice pursuant to
Section 2.1(b)(i) and the procedures set forth in Section 2.1(b) shall apply to such Offer Notice, except that (i) the Non-Offering Stockholder shall be the Crow Stockholders in the case of a pledge by a JMI/Greystar Stockholder and the JMI/Greystar Stockholders shall be the Non-Offering Stockholder in the case of a pledge by a Crow Stockholder and (ii) the Offer Price shall be the Market Price on the Business Day immediately preceding the date of the Offer Notice.

     (e)  Unauthorized Transfers.  Any purported Transfer of Shares in violation
          ----------------------
of this Agreement (an "Unauthorized Transfer") will be null and void. Homegate will not register, recognize or give effect to any Unauthorized Transfer, and the purported Transferee of any Shares pursuant to an Unauthorized Transfer will not thereby acquire any rights in such Shares.

                                  ARTICLE III

                      CERTAIN CORPORATE GOVERNANCE MATTERS
                      ------------------------------------

     3.1  Board of Directors.  The Company and the Stockholders agree that the
          ------------------
Homegate Board will consist of between 5 and thirteen directors, with the precise number of directors fixed from time to time by a majority of the entire Homegate Board then in office.

     3.2  Right to Nominate Directors.
          ---------------------------

     (a) The JMI/Greystar Stockholders and the Crow Stockholders will each be entitled to nominate a portion of the Homegate Board. With respect to each nomination of directors (or election of directors effected by the Homegate Board to fill vacancies on the Homegate Board), the Company hereby agrees to nominate (or elect) as directors such designees (the "Stockholder Nominees") of the JMI/Greystar Stockholders and the Crow Stockholders as shall be required in order that the percentage of the entire Homegate Board thereafter represented by the Stockholder Nominees (taking into account then sitting directors who were nominated by the JMI/Greystar Stockholders or the Crow Stockholders and assuming the election of the nominees then being designated) is equal to the nearest whole number obtained by multiplying the Nomination Percentage times the number of directors that are to serve on the Homegate Board.

     (b)  With respect to the Stockholder Nominees,

          (i) the JMI/Greystar Stockholders (acting with the approval of the holders of a majority of the Shares held by the JMI/Greystar Stockholders) shall be entitled to nominate that portion of the Stockholder Nominees that is equal to the nearest whole number obtained by multiplying the JMI/Greystar Allocable Percentage times the number of Stockholder Nominees. Each director nominated by the JMI/Greystar Stockholders shall be a JMI/Greystar Principal or such other director as is reasonably acceptable to the Crow Stockholders; and

          (ii) the Crow Stockholders (acting with the approval of the holders of a majority of the Shares held by Crow Stockholders) shall be entitled to nominate all of the Stockholder Nominees other than those that the JMI/Greystar Stockholders have the right to nominate. Each director nominated by the Crow Stockholders shall be a Crow Principal or such other director as is reasonably acceptable to the JMI/Greystar Stockholders.

     3.3  Election of Stockholder Nominees.
          --------------------------------

     (a) Each Stockholder will use its best efforts to cause the Stockholder Nominees to be elected in any and all elections of directors of Homegate held during the term of this Agreement. Notwithstanding any other provision of this Agreement, however, no Stockholder will be required to cause the election of any Stockholder Nominee, or to support the continued service of any Stockholder Nominee, if the Homegate Board determines in good faith, based as to legal matters on the advice of outside counsel, that the election or continued service of such Stockholder Nominee would be inconsistent with the fiduciary duty owed by the Homegate Board to all the stockholders of Homegate; provided, however,
                                                           -----------------
that the foregoing shall not detract from the right of the Stockholder Group who nominated such Stockholder Nominee to nominate another Stockholder Nominee for such position.

     (b) Without limiting the generality or effect of Section 3.3(a), each Stockholder will vote or cause to be voted for the election of the Stockholder Nominees in any and all elections of directors of Homegate held during the term of this Agreement all Shares that such Stockholder has the power to vote or in respect of which such Stockholder has the power to direct the vote.

     3.4  Vacancies Among Stockholder Nominees.  If a Stockholder Group fails at
          ------------------------------------
any time to nominate the maximum number of persons for election to the Board that such Stockholder Group is entitled to nominate pursuant to Section 3.2, each directorship in respect of which such Stockholder Group so failed to make a nomination will remain vacant unless such vacancy results in there being fewer than the minimum number of directors required by law, in which case such vacancy or vacancies will be filled by a person or persons selected by a majority of the directors of Homegate then in office.

     3.5  Removal of Stockholder Nominees. If at any time a Stockholder Group
          -------------------------------
shall notify Homegate in writing of its desire to have removed from the Homegate Board, with or without cause, any Stockholder Nominee that was nominated by such Stockholder Group, each of the Stockholders will, if necessary, subject to all applicable requirements of law, use its best efforts to take or cause to be taken all such action as may be required to remove such Stockholder Nominee from the Homegate Board. Subject to the immediately preceding sentence, no Stockholder will vote or cause to be voted any Shares that such Stockholder has the power to vote or in respect of which such Stockholder has the power to direct the vote for the removal, other than for cause, of any Stockholder Nominee nominated solely by the other Stockholder Group without the prior written consent of such other Stockholder Group (which shall be by action of the holders of a majority of the Shares held by such other Stockholder Group). The foregoing provisions shall be without prejudice to the right of the stockholders of Homegate to remove directors for cause as provided by the Delaware General Corporation Law.


                                   ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

     4.1  Notices. All notices, demands, consents, approvals, requests or other
          -------
communications which any of the parties to this Agreement may desire or be required to give hereunder (collectively, "Notices") will be in writing and will be given by (a) personal delivery, (b) facsimile transmission, or (c) Federal Express or another nationally recognized overnight courier service, fees prepaid, addressed as follows:

     If to Homegate or to any JMI/Greystar Stockholder, to:

          Two Riverway, Suite 850
          Houston, Texas 77056
          Attn:  Robert A. Faith
          Facsimile (713) ________

     If to any Crow Stockholder, to:

          Suite 3200
          2001 Ross Avenue
          Dallas, Texas 75201
          Attn:  Anthony W. Dona
          Facsimile (214) 979-6249

Any party hereto may designate another addressee (and/or change its address) for Notices hereunder by a Notice given pursuant to this Section. A Notice sent in compliance with the provisions of this Section will be deemed given on the date of receipt.

     4.2  Successors and Assigns.  This Agreement will be binding upon the
          ----------------------
parties hereto and their respective successors and assigns, and will inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective successors and assigns, provided, however, that this Agreement
                                         -----------------
shall not be binding upon or inure to the benefit of any Transferee in an Exempt Transfer or a Third-Party Sale. Except in connection with any Transfers permitted by Article II, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any party hereto without the prior written consent of the other parties hereto.

     4.3  Extension Not a Waiver.  No delay or omission in the exercise of any
          ----------------------
power, remedy or right herein provided or otherwise available to any party hereto will impair or affect the right of such party thereafter to exercise the same, except as expressly provided herein to the contrary. Any extension of time or other indulgence granted to any party hereunder will not otherwise alter or affect any power, remedy or right of any other party hereto, or the obligations of the party to whom such extension or indulgence is granted.

     4.4  Entire Agreement; Amendments.  This Agreement sets forth the entire
          ----------------------------
agreement between the parties relating to the subject matter hereof and all prior agreements relative thereto which are not contained herein are terminated. Amendments, variations, modifications or changes herein may be made effective and binding upon the parties hereto by, and only by, a written agreement duly executed by each of (a) Homegate, (b) the holders of at least a majority of the Shares held by the Crow Stockholders and (c) the holders of at least a majority of the Shares held by the JMI/Greystar Stockholders and any alleged amendment, variation, modification, or change herein which is not so documented will not be effective as to any party hereto.

     4.5  After-Acquired Shares.  The provisions of Article II of this Agreement
          ----------------------
restricting the Transfer of Shares will apply to and include (i) all Shares owned by the Stockholders on the date hereof until they are Transferred in an Exempt Transfer or Third-Party Sale and (ii) all voting securities received in respect of Shares that remain subject to clause (i) in connection with any merger or consolidation of Homegate with or into another entity or any recapitalization or stock split of, or stock dividend on, such Shares, but such provisions will not otherwise apply to Shares or other voting securities acquired by a Stockholder after the date hereof.

     4.6  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which will be an original, but all of which together will constitute but one and the same agreement.

     4.7  Expenses.  Each party hereto will bear its own legal and other
          --------
expenses incurred in connection with the preparation, execution and performance of this Agreement.

     4.8  Arbitration.
          -----------
     (a) Any dispute relating to this Agreement or the performance by the parties of their respective obligations under this Agreement, which is not resolved after the parties' attempt at amicable negotiations, will be finally settled by arbitration. If such a dispute arises, any party hereto may initiate arbitration proceedings by filing a demand for arbitration with the other parties and the Dallas, Texas office of the American Arbitration Association ("AAA").

     (b) All the arbitration proceedings will be conducted in accordance with the rules of the AAA and will be held in Dallas, Texas. Within a reasonable period of time following the conclusion of such proceedings, the arbitration panel will render a written decision. Decisions of the arbitration panel will be made by a majority of the panel members. The decision rendered by the arbitration panel will be final and binding and be enforceable by appropriate action brought in any state or federal court of competent jurisdiction.

     4.9  Further Assurances.  Each of the parties will, at any time, upon the
          ------------------
request of another party hereto, take or cause to be taken, all actions and do, or cause to be done, all things (including, without limitation, executing, acknowledging and delivering any additional agreements, instruments and documents) as may be reasonably necessary, proper or advisable in order to consummate or make effective the intentions, purposes and transactions contemplated by this Agreement.

     4.10 Legend.  A legend referring to the restrictions imposed by this
          ------
Agreement may be placed upon any certificate issued to evidence Shares.

     4.11 Termination.  This Agreement (a) may be terminated at any time by an
          -----------
instrument duly executed by (i) Homegate, (ii) the holders of at least a majority of the Shares held by Crow Stockholders and (iii) the holders of at least a majority of the Shares held by JMI/Greystar Stockholders and (b) will terminate without further action upon the the earliest of (i) the first date on which the JMI/Greystar Stockholders and the Crow Stockholders have beneficial ownership (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than 20%, in the aggregate, of the outstanding Shares of Homegate, (ii) the first date on which the JMI/Greystar Principals, or any of them, do not control the business and affairs of the JMI/Greystar Stockholders, including the voting and disposition of Shares, unless the foregoing occurs by reason of the death of the last of such individuals to control such business and affairs, in which case this Agreement shall not terminate if within 90 days thereafter a replacement satisfactory to the Crow Stockholders is placed in control and such replacement (or a subsequent replacement who is likewise so satisfactory) remains in control at all times thereafter, or (iii) any distribution or other Transfer of Shares by the JMI/Greystar Stockholders to direct or indirect owners of equity interests in the JMI/Greystar Stockholders which results in the Shares being held by any Person other than a JMI/Greystar Principal or a Person controlled by a JMI/Greystar Principal.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    HOMEGATE HOSPITALITY, INC., a
                                    Delaware corporation

                                    By: ______________________________
                                    Name:_____________________________
                                    Title:____________________________


                                    STOCKHOLDERS:

                                    JMI/GREYSTAR EXTENDED STAY
                                    PARTNERS, L.P., a Delaware limited
                                    partnership

                                    By:  Greystar Holdings, Inc., a _________
                                         corporation, its sole general partner



                                         By:  _________________________
                                         Name:  _______________________
                                         Title:  ______________________

                                    CROW FAMILY, INC., a __________
                                    corporation



                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                    CRI/ESH Partners, L.P., a Texas limited
                                    partnership

                                    By:  Crow Family, Inc., a __________
                                         corporation


                                          By:  _________________________
                                          Name:  _______________________

                                          Title: _______________________



                                     ------------------------------------
                                     J. Ronald Terwilliger


                                     ------------------------------------
                                     Leonard W. Wood